UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 1, 2008

ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8593 (Commission File Number)	22-2095212 (IRS Employer Identification No.)

440 Route 22, Bridgewater New Jersey 08807 (Address of principal executive offices)
(866) 322-2525 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2008 (the "Original Filing"), on April 1, 2008, Alpharma Inc. (the "Registrant") completed the divestiture of its Active Pharmaceutical Ingredients ("API") business to Otnorbidco AS (formerly known as Alfanor 7152 AS), A.L. Labs, Inc. (formerly known as Otdelholdco Inc.) and Otdenholdco ApS, affiliates of 3i Group plc, for a purchase price of $395 million, and net after-tax proceeds of approximately $365 million (the "Divestiture").

In connection with the completion of the Divestiture, the Registrant included disclosure relating to its financial statements in the Original Filing and filed unaudited pro forma financial statements as an exhibit to such Original Filing. The Registrant is filing this Form 8-K/A ("Form 8-K/A") to reclassify certain amounts presented in the Consolidated Pro Forma Balance Sheet Information as of December 31, 2007 and in the Consolidated Pro Forma Statement of Operations Information for the year ended December 31, 2007, filed as an exhibit to the Original Filing.

The Registrant is only amending that part of the Original Filing that has been changed as disclosed in this Form 8-K/A. Except as disclosed in this Form 8-K/A, the Registrant has not otherwise modified or updated disclosures presented in its Original Filing. Information not affected by this 8-K/A remains unchanged and reflects disclosure made at the time of the Original Filing. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01 Financial Statements and Exhibits

  Pro forma financial information.

Included as Exhibit 99.1 to this Current Report on Form 8-K/A are the following unaudited pro forma financial statements giving effect to the Registrant's disposition of its API business:

    Consolidated Unaudited Pro Forma Balance Sheet Information as of December 31, 2007.
    Consolidated Unaudited Pro Forma Statements of Operations Information for the years ended December 31, 2007, 2006 and 2005.
    Notes to Consolidated Unaudited Pro Forma Financial Statement Information.

The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the transaction occurred as of the periods presented. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Registrant included in its Annual Reports on Form 10-K for the years ended December 31, 2007, 2006, and 2005.

(d) Exhibits.
Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statement Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.
(Registrant)
By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell
Executive Vice President & Chief
Financial Officer

Date: April 9, 2008